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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2006
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                          COMMUNITY FIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


             MARYLAND               0-50322                      36-4526348
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
        of incorporation)                                 Identification Number)


  2420 NORTH MAIN STREET, MADISONVILLE, KENTUCKY                  42431
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:   (270) 326-3500
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                          COMMUNITY FIRST BANCORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
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     On March 31 and April 5 and 6, 2006, the Registrant  sold a total of 19,681 shares of its common stock, $.01 par value, in a private placement to directors of the Registrant. The total offering price of the common stock was $157,448
including   shares  which  were  issued  to  a  director  in  exchange  for  his cancellation of $9,874 in indebtedness of the Registrant. The Registrant did not use an underwriter or placement agent.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  COMMUNITY FIRST BANCORP, INC.



Date:  April 6, 2006              By:  /s/ Michael D. Wortham
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                                      Michael D. Wortham
                                      Vice President and Chief Financial Officer
                                      (Duly Authorized Representative)